UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2011

MINERCO RESOURCES, INC.
 (Exact name of registrant as specified in its charter)

NEVADA	333-156059
(State or other jurisdiction of incorporation)	(Commission File No.)

16225 Park Ten Place
Suite #500
Houston, Texas 77084
(Address of principal executive offices and Zip Code)

(281) 994-4187
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 8.01	Other Events

ITEM 8.01  OTHER EVENTS

On January 18, 2011, we entered into an agreement with Energia Renovable Hondurenas S.A., a Corporation formed under the laws of Honduras (the “ Seller”) for the acquisition of 100% of Seller’s interest in a Wind Project known as “Sayab Wind Project” in Honduras in Central America (the “Project”).

We will pay the following consideration for the Project:

a)
500,000 shares of restricted shares of common stock will be delivered to the Seller within 30 days of transfer of title.  The transfer of title is to will occur after, among other things,  the formation of a new entity to hold the Project, which entity shall be owned 99.9% by us and 0.1% by the Seller and the Seller’s transfer of the Project’s right , title and interest into the new entity.

b)	500,000 shares of restricted shares of common stock will be delivered to the Seller upon Minerco Resources, Inc. raising of $10,000,000 no later than 18 months after closing.

c)
A royalty of 6% of adjusted gross revenues derived after all applicable taxes, from the Project prior to completion of the payment of the foregoing.  Furthermore, Buyer shall pay Seller a royalty of 12% of adjusted gross revenue derived after all applicable taxes, from the Project to after completion of the Payout for the life of the asset, including renewal, transfer or sale.  “Payout” is defined as, recovery, of all associated costs, tangible and intangible, related to the development of the Project.

d)
As additional consideration for this Agreement, Seller will have the right to, upon written notice delivered to the Buyer, to purchase back from Buyer up to an additional Eight Percent (8%) of the Project.  The buyback purchase price will be determined by the actual costs incurred by the Buyer relating to the Project.  The Seller can buyback or obtain in One Half Percent (0.5%) increments until maximum Twenty Percent (20%) total interest has been obtained.

If we are unable to meet the financing requirement of this agreement, Seller shall have the right to terminate the agreement with full right of rescission, and all rights, title in and interest to the Project shall be transferred back to the Seller.

On January 19, 2011 we issued the attached press release that included a description of the agreement.  A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES.

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
99.1	Press Release Dated January 19, 2011				x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MINERCO RESOURCES, INC.

Date: January 19, 2011	By:
V. Scott Vanis
CEO & President

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